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                                                                   EXHIBIT 10.18

                     TENTH SUPPLEMENT TO 1993 NOTE AGREEMENT

         This Tenth Supplement to 1993 Note Agreement (the "TENTH SUPPLEMENT") is made and entered into as of the 30th day of September, 2001, by and between Cash America International, Inc. (the "COMPANY") and Teachers Insurance and Annuity Association of America ("TEACHERS").


                                    RECITALS

         WHEREAS, the parties hereto have entered into a Note Agreement dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003 (the "NOTES"), and the parties have amended said Note Agreement by entering into a First Supplement to Note Agreement dated as of September 20, 1994, a Second Supplement to Note Agreement dated as of May 12, 1995, a Third Supplement to Note Agreement dated as of July 7, 1995, a Fourth Supplement to 1993 Note Agreement dated as of November 10, 1995, a Fifth Supplement to 1993 Note Agreement dated as of December 30, 1996, a Sixth Supplement to 1993 Note Agreement dated as of December 30, 1997, a Seventh Supplement to 1993 Note Agreement dated as of December 31, 1998, an Eighth Supplement to 1993 Note Agreement dated as of September 29, 1999, and a Ninth Supplement to 1993 Note Agreement dated as of June 30, 2000 (said Note Agreement, as amended, being referred to hereafter as the "NOTE AGREEMENT"); and

         WHEREAS, the Company and Teachers, as holder of the Notes, desire to amend certain provisions of the Note Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

SECTION 1. AMENDMENT TO SECTION 2.01 OF THE NOTE AGREEMENT.

         Section 2.01 of the Note Agreement is hereby amended as follows:

         (a) The definition of the term "Consolidated Adjusted Net Income" is hereby amended and restated in its entirety to read as follows:

               "Consolidated Adjusted Net Income" means, with respect to any period, consolidated net income (after income taxes) of the Company and the Consolidated Subsidiaries for such period, determined in accordance with GAAP ( excluding, (i) any gain or loss in excess of $1,000,000 (before income taxes) arising from the sale of capital assets during such period and (ii) any other items during such period which would be considered extraordinary items, in accordance with GAAP) plus to the extent such amounts have been deducted in the computation of such consolidated net income for such period, (a) all charges attributable to the Rent-A-Tire Disposition minus (b) the Current Add Back Limit for such period. As used in this definition, the term



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               "Current Add Back Limit" means, for any period, the greater of
               (x) zero (0) and (y) the result of (i) the aggregate amount of cash charges attributable to the Rent-A-Tire Disposition of the type referred to in clause (b)(ii) above for such period and all prior periods minus (ii) $2,600,000.

               The following new definitions are added to Section 2.01 in alphabetical order:

                  "Rent-A-Tire" means Rent-A-Tire, Inc., a Texas corporation.

                  "Rent-A-Tire Disposition" means the discontinuance of
               operations and the disposition of assets of 43 Rent-A-Tire stores in existence on June 30, 2001.

SECTION 2. AMENDMENT TO SECTION 8.04 OF THE NOTE AGREEMENT.

         Section 8.04 of the Note Agreement is hereby amended by adding the following sentence to the end of such Section:

         "Nothing in this Section 8.04 shall prohibit the Company, so long as no Default shall have occurred and be continuing, from consummating the Rent-A-Tire Disposition."

SECTION 3. AMENDMENT TO SECTION 9.15 OF THE NOTE AGREEMENT.

         Section 9.15 of the Note Agreement is hereby amended by adding a new paragraph (c) at the end of Section 9.15 to read in its entirety as follows:

         (c) Nothing in this Section 9.15 shall prohibit the Company, so long as no Default shall have occurred and be continuing, from consummating the Rent-A-Tire Disposition.

SECTION 4. AMENDMENT TO SECTION 9.16 OF THE NOTE AGREEMENT.

         Section 9.16 of the Note Agreement is hereby amended by changing the paragraph heading of (d) to "(e)," by changing the paragraph heading of (e) to "(f)," and by adding a new Section 9.16 (d) to read in its entirety as follows:

         (d) The Company may consummate the Rent-A-Tire Disposition.

SECTION 5. DEFINITIONS.

         All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.



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SECTION 6. PAYMENT OF TEACHERS' COUNSEL FEES AND EXPENSES.

         The Company agrees to pay upon demand, the reasonable fees and expenses of Bingham Dana LLP, special counsel for Teachers, in connection with the negotiation, preparation, approval, execution and delivery of this Tenth Supplement.

SECTION 7. RATIFICATION OF NOTE AGREEMENT.

         Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Tenth Supplement.

SECTION 8. COUNTERPARTS.

         This Tenth Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

         By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L. P., CASH AMERICA PAWN L. P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., CASH AMERICA, INC. OF UTAH, CASH AMERICA FRANCHISING, INC., CASH AMERICA FINANCIAL SERVICES, INC., CASH AMERICA, INC. OF ILLINOIS, UPTOWN CITY PAWNERS, INC., DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC., LONGHORN PAWN & GUN, INC., BRONCO PAWN & GUN, INC., GAMECOCK PAWN & GUN, INC., HORNET PAWN & GUN, INC., TIGER PAWN & GUN, INC., RENT-A-TIRE, INC., AND MR. PAYROLL CORPORATION, a Delaware corporation, as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Tenth Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.



   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. NEXT PAGE IS SIGNATURE PAGE.]



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         IN WITNESS WHEREOF, the undersigned have executed this Tenth Supplement to 1993 Note Agreement as of the date first written above.


                                       CASH AMERICA INTERNATIONAL, INC.


                                       By: /s/ David J. Clay
                                          --------------------------------------
                                          David J. Clay, Vice President and
                                          Treasurer


                                       ACCEPTED AND AGREED BY:

                                       TEACHERS INSURANCE AND ANNUITY
                                          ASSOCIATION OF AMERICA


                                       By: /s/ Richard J. Tanner
                                          --------------------------------------
                                          Richard J. Tanner, Associate Director



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                                       GUARANTORS

                                       CASH AMERICA, INC. OF SOUTH CAROLINA
                                       FLORIDA CASH AMERICA, INC.
                                       GEORGIA CASH AMERICA, INC.
                                       CASH AMERICA, INC. OF LOUISIANA
                                       CASH AMERICA, INC. OF NORTH CAROLINA
                                       CASH AMERICA, INC. OF TENNESSEE
                                       CASH AMERICA, INC. OF OKLAHOMA
                                       CASH AMERICA, INC. OF KENTUCKY
                                       CASH AMERICA PAWN, INC. OF OHIO
                                       CASH AMERICA MANAGEMENT L. P.,
                                          A DELAWARE LIMITED PARTNERSHIP,
                                          BY ITS GENERAL PARTNER,
                                          CASH AMERICA HOLDING, INC.
                                       CASH AMERICA PAWN L. P.,
                                          A DELAWARE LIMITED PARTNERSHIP,
                                          BY ITS GENERAL PARTNER,
                                          CASH AMERICA HOLDING, INC.
                                       CASH AMERICA HOLDING, INC.
                                       EXPRESS CASH INTERNATIONAL
                                          CORPORATION
                                       CASH AMERICA, INC. OF ALABAMA
                                       CASH AMERICA, INC. OF COLORADO
                                       CASH AMERICA, INC. OF INDIANA
                                       CASH AMERICA, INC.
                                       CASH AMERICA OF MISSOURI, INC.
                                       VINCENT'S JEWELERS AND LOAN, INC.
                                       CASH AMERICA, INC. OF UTAH
                                       CASH AMERICA FRANCHISING, INC.
                                       CASH AMERICA FINANCIAL SERVICES, INC.
                                       CASH AMERICA, INC. OF ILLINOIS
                                       UPTOWN CITY PAWNERS, INC.
                                       DOC HOLLIDAY'S PAWNBROKERS &
                                           JEWELERS, INC.
                                       LONGHORN PAWN & GUN, INC.
                                       BRONCO PAWN & GUN, INC.
                                       GAMECOCK PAWN & GUN, INC.
                                       HORNET PAWN & GUN, INC.
                                       TIGER PAWN & GUN, INC.
                                       RENT-A-TIRE, INC.
                                       MR. PAYROLL CORPORATION,
                                          A DELAWARE CORPORATION

                                       By: /s/ David J. Clay
                                          --------------------------------------
                                          David J. Clay, Vice President and
                                          Treasurer